                                   EXHIBIT C-1

          Proposed Bill of Sale (Exhibit H(4) of Exhibit D-1: the Joint
          Section 203 Application of CECo and Michigan Transco to FERC)

                                  BILL OF SALE


         CONSUMERS ENERGY COMPANY, a Michigan corporation, whose address is 212 West Michigan Avenue, Jackson, Michigan 49201 ("Seller"), for good and valuable consideration, the receipt of which Seller hereby acknowledges, does hereby sell and convey unto MICHIGAN ELECTRIC TRANSMISSION COMPANY, a Michigan corporation, whose address is 212 West Michigan Avenue, Jackson, Michigan 49201 ("Purchaser"), certain electric transmission facilities, consisting of towers, pole structures, poles, crossarms, wires, cables, conduits, guys, anchors, transformers, insulators, substations, switching stations and other fixtures and equipment, now installed and existing on, over and across various premises in the State of Michigan, said electric transmission facilities and the locations thereof being more specifically identified on Exhibit A, attached hereto and made a part hereof.

         It is understood that to the extent that portions of any of the facilities listed on the pages attached hereto are not used or intended for "Transmission" of electricity as defined in a certain Easement Agreement between the parties of even date herewith, such non-Transmission portions of such facilities are not included in the facilities conveyed herein.


         It is further understood that sole consideration for said electric transmission facilities is Seller's retention of 100 percent of the issued and outstanding common stock of Purchaser ("Transco Voting Securities"). The sale will value both said electric transmission facilities and the Transco Voting Securities at the actual depreciated value ("Net Book Value") of said electric transmission facilities as of the date set forth below. Seller will retain no interest in said electric transmission facilities except for the Transco Voting Securities.

         The sale of said electric transmission facilities is made expressly contingent on Purchaser's execution of (1) the Operating Agreement By And Between Michigan Electric Transmission Company and Consumers Energy Company,
(2) the Service Agreement For Network Integration Transmission Service and (3) the Easement Agreement Between Consumers Energy Company and Michigan Electric Transmission Company in the same form as shown in Exhibits H(1), H(2) and H(3), respectively, of the October 13, 2000 application of Seller and Purchaser for authorization of the Federal Energy Regulatory Commission to transfer said electric transmission facilities to Purchaser in Docket No. EC01-4-000.

         SAID ELECTRIC TRANSMISSION FACILITIES ARE SOLD "AS IS" AND "WHERE IS." SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE TITLE, VALUE, FREEDOM FROM DEFECTS OR HAZARDS, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, WORKING ORDER, FITNESS OR SUITABILITY FOR ANY PURPOSE OR USE, OR MERCHANTABILITY OF ANY OF SAID ELECTRIC TRANSMISSION FACILITIES.

         IN WITNESS WHEREOF, Consumers Energy Company has caused this instrument to be executed by its duly authorized representative this ____ day of ________________, 20____.



WITNESSES:


_________________________________           CONSUMERS ENERGY COMPANY



_________________________________           By ________________________________



         MICHIGAN ELECTRIC TRANSMISSION COMPANY, a Michigan corporation, Purchaser in the foregoing Bill of Sale, hereby accepts the conveyance set forth in said foregoing Bill of Sale as of the above set forth date thereof.

WITNESSES:

_________________________________           MICHIGAN ELECTRIC TRANSMISSION
                                            COMPANY


_________________________________           By ________________________________

                                    EXHIBIT A

                               See attached sheets

                                                                       EXHIBIT A

                            CONSUMERS ENERGY COMPANY
         ELECTRIC TRANSMISSION PLANT IN SERVICE EXCLUDING LAND AND R/W
                            AS OF DECEMBER 31, 1999


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent
       Group                 Location Description              Location                   kV Rating                Transmission
--------------------------------------------------------------------------------------------------------------------------------
LINES               345 KV TRAINING FACILITY                    131998             Training Facilities                  100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               ARGENTA - PONTIAC AND WAYNE                 131311             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               ARGENTA-TALLMADGE&KENOWA                    131312             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               ARGNTA-ROBINSON PARK&TW BRANCH              131313             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               BAT CK-JACKSON-LANSING-138KV                131004             138 KV                                78.09%
--------------------------------------------------------------------------------------------------------------------------------
LINES               CAMBEL-GD RAPS BATL CK 138KV                131122             138 KV                                72.78%
--------------------------------------------------------------------------------------------------------------------------------
LINES               CAMPBELL PLANT TO 345KV SUB                 131604             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               CAMPBELL PLANTS TO 138KV SUB                131503             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               CLAREMONT-MANNING 138 KV                    131125             138 KV                                88.95%
--------------------------------------------------------------------------------------------------------------------------------
LINES               COBB-BLACK RIVER 138KV                      131087             138 KV                                97.15%
--------------------------------------------------------------------------------------------------------------------------------
LINES               COBB-HOOKER 138KV                           131100             138 KV                                76.39%
--------------------------------------------------------------------------------------------------------------------------------
LINES               COLDWATER-BATAVIA 138KV                     131124             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               TEST FACILITY MIDLAND                       131997             Training Facilities                  100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               CROTON-MUSK-GR RAPIDS 138KV                 131003             138 KV                                87.77%
--------------------------------------------------------------------------------------------------------------------------------
LINES               FLINT-BATTLE CREEK 138KV                    131061             138 KV                                83.80%
--------------------------------------------------------------------------------------------------------------------------------
LINES               FLINT-HEMPL-DET EDISON 120KV                131073             120 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               GR RAPIDS KAZOO BAT CK 138KV                131008             138 KV                                76.81%
--------------------------------------------------------------------------------------------------------------------------------
LINES               HARDY-GRAND RAPIDS 138KV                    131002             138 KV                                80.40%
--------------------------------------------------------------------------------------------------------------------------------
LINES               HIGGINS-MIO-GAYLORD 138KV                   131085             138 KV                                63.45%
--------------------------------------------------------------------------------------------------------------------------------
LINES               HODENPYL-CROTON 138KV                       131001             138 KV                                51.54%
--------------------------------------------------------------------------------------------------------------------------------
LINES               HODENPYL-TRAVERSE CITY 138KV                131090             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               JACKSON-MANCHESTER 138KV                    131010             138 KV                                37.67%
--------------------------------------------------------------------------------------------------------------------------------
LINES               JACKSON-WHITING 138KV                       131017             138 KV                                69.22%
--------------------------------------------------------------------------------------------------------------------------------
LINES               JACKSON-WHITING 138KV                       131084             138 KV                                78.57%
--------------------------------------------------------------------------------------------------------------------------------
LINES               KARN-FLINT 138KV                            131117             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               KENOWA - THETFORD                           131316             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               KEYSTONE - LIVINGSTON                       131308             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LANSING-FLINT G-7 138KV                     131067             138 KV                                59.72%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LIVINGSTON - TITTABAWASSEE                  131318             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LUD KEYSTN ON STE SHRD,NON-PRJ              131301             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LUD-KENWA OFF STE-SHRD,PROJECT              131304             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LUD-KENWA ON SITE-SHRD,PROJECT              131303             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LUD-KEYSTN OFF STE-SHRD NON PJ              131307             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LUD-TALMDGE OFF STE-SHRD NONPJ              131305             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LUD-TALMDGE ON STE-SHRD NON PJ              131302             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               LULU-ALLEN JUNCTION                         131319             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               MAJESTIC-BLACKFOOT 345KV                    131321             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               MIO-ROCKPORT 138KV                          131103             138 KV                                94.77%
--------------------------------------------------------------------------------------------------------------------------------
LINES               MIO-SAGINAW 138KV                           131005             138 KV                                89.22%
--------------------------------------------------------------------------------------------------------------------------------
LINES               MONROE - LEMOYNE AND FOSTORIA               131315             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               MORROW-BLACKSTONE Q-17 138KV                131074             138 KV                                78.34%
--------------------------------------------------------------------------------------------------------------------------------
LINES               MORROW-WEALTHY V-22 138KV                   131068             138 KV                                65.10%
--------------------------------------------------------------------------------------------------------------------------------
LINES               MUSKEGON-GRAND RAPIDS 138KV                 131106             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               PALISADES - ARGENTA                         131309             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               PALISADES - PALISADE JCT                    131310             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               SAG RIVER-EDENVILE ALMA 138KV               131006             138 KV                                84.47%
--------------------------------------------------------------------------------------------------------------------------------
LINES               SAG RIVR-OWOSSO P-16 138KV                  131077             138 KV                                75.75%
--------------------------------------------------------------------------------------------------------------------------------
LINES               SO WEST MARSHALL TRAIN FAC                  131999             Training Facilities                  100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               TALMDGE-PALSDES-SHRD,NON-PROJ               131306             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               THETFORD-ST CLAIR&PONTIAC                   131314             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               TITTABAWASSEE - THETFORD                    131317             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               TRAVERSE CITY-GAYLORD 138KV                 131114             138 KV                                47.80%
--------------------------------------------------------------------------------------------------------------------------------
LINES               VERONA-BATAVIA 138KV                        131083             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
LINES               WEADOCK-BULLOCK 138KV                       131098             138 KV                                79.62%
--------------------------------------------------------------------------------------------------------------------------------
LINES               WEADOCK-FLINT 138KV                         131060             138 KV                                96.70%
--------------------------------------------------------------------------------------------------------------------------------
LINES               WHITIN-DET EDSON-MONROE 120KV               131092             120 KV                               100.00%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                AIRPORT SUB                                 135220             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                ALBA TIE SUBSTATION                         135093             138 KV                                66.90%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                ALPENA SUBSTATION                           135058             138 KV                                94.22%
--------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                            CONSUMERS ENERGY COMPANY
         ELECTRIC TRANSMISSION PLANT IN SERVICE EXCLUDING LAND AND R/W
                            AS OF DECEMBER 31, 1999


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent
       Group                 Location Description              Location                   kV Rating                Transmission
--------------------------------------------------------------------------------------------------------------------------------
SUBS                ARGENTA SUBSTATION                          135133             138 KV                                10.33%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                ARGENTA SUBSTATION                          135133             345 KV                                44.68%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                ARGENTA SUBSTATION                          135133             345/138 KV                            40.54%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135133 Total                                             95.54%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                BARD ROAD SUBSTATION                        145159             138 KV                                72.84%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BARTON LAKE SUB (NIPSCO)                    135214             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BATAVIA SUBSTATION                          145002             138 KV                                47.64%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                BATTLE CREEK SUB                            135177             138 KV                                 6.21%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BATTLE CREEK SUB                            135177             345 KV                                68.38%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BATTLE CREEK SUB                            135177             345/138 KV                            24.17%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135177 Total                                             98.76%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                BEALS ROAD SUBSTATION                       145021             138 KV                                20.86%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BEECHER SUBSTATION                          145001             138 KV                                18.84%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BLACK RIVER SUBSTATION                      145050             138 KV                                19.39%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BLACKSTONE SUBSTATION                       145027             138 KV                                49.59%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BLENDON SUB                                 135185             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BRADLEY SUB                                 135236             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                BULLOCK SUBSTATION                          145028             138 KV                                29.19%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                CAMPBELL 138KV SUB-SHARED                   135228             138 KV                                56.61%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                CAMPBELL 138KV SUB-UNSHARED                 135227             138 KV                                15.32%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                CAMPBELL 138KV SUB-UNSHARED                 135227             345/138 KV                            69.71%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135227 Total                                             85.02%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                CAMPBELL 345KV SUB-SHARED                   135218             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                CAMPBELL 345KV SUB-UNSHARED                 135226             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                CLAREMONT SUBSTATION                        145008             138 KV                                53.49%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                CLINTON SUB-D.E                             135225             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                COBB B C STEAM PLANT                        111002             138 KV                                21.03%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                COLDWATER 138KV (MSCPA)                     135221             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                CORNELL SUBSTATION                          145051             138 KV                                52.24%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                CROTON SUBSTATION                           145010             138 KV                                30.48%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                DELHI SUBSTATION                            145011             138 KV                                45.38%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                DORT SUBSTATION                             145012             138 KV                                40.87%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                EMMET SUBSTATION                            145087             138 KV                                37.93%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                FOUR MILE SUBSTATION                        145019             138 KV                                19.23%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                GAINES SUBSTATION                           135246             138 KV                                29.75%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                GAINES SUBSTATION                           135246             345/138 KV                            70.25%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135246 Total                                            100.00%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                GALLAGHER SUB                               135191             138 KV                                13.16%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                GALLAGHER SUB                               135191             345 KV                                15.81%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                GALLAGHER SUB                               135191             345/138 KV                            66.64%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135191 Total                                             95.61%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                GARFIELD AVENUE SUBSTATION                  145017             138 KV                                34.60%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                GOSS SUB                                    135184             138 KV                                 9.90%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                GOSS SUB                                    135184             345 KV                                36.69%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                GOSS SUB                                    135184             345/138 KV                            50.11%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135184 Total                                             96.70%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                GRAND TRAVERSE SUB                          135183             138 KV                                57.51%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                HALSEY SUBSTATION                           145114             138 KV                                52.22%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                HEMPHILL SUBSTATION                         145018             138 KV                                20.24%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                KARN STEAM PLANT UNITS 1&2                  111011             138 KV                                32.79%
--------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                            CONSUMERS ENERGY COMPANY
         ELECTRIC TRANSMISSION PLANT IN SERVICE EXCLUDING LAND AND R/W
                            AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent
       Group                 Location Description              Location                   kV Rating                Transmission
--------------------------------------------------------------------------------------------------------------------------------
SUBS                KARN STEAM PLANT UNITS 3&4                  111015             345 KV                                34.55%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                KENOWA SUB                                  135149             345 KV                                99.83%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                KENOWA SUB-SHARED,PROJECT                   135161             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                KEYSTONE SUB                                135178             138 KV                                10.41%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                KEYSTONE SUB                                135178             345 KV                                33.34%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                KEYSTONE SUB                                135178             345/138 KV                            47.87%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135178 Total                                             91.62%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                LATSON SUBSTATION                           135143             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                LAWNDALE SUBSTATION                         145129             138 KV                                25.35%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                LIVINGSTON SUB                              135175             138 KV                                12.17%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                LIVINGSTON SUB                              135175             345 KV                                25.19%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                LIVINGSTON SUB                              135175             345/138 KV                            57.70%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135175 Total                                             95.07%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                LOUD HYDRO PLANT FPC 2449                   121026             138 KV                                57.31%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                LUD PLT SUB-SHARED,NON-PROJECT              135187             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                LUD PLT SUB-UNSHRD;NON-PROJECT              135188             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                MANNING SUBSTATION                          135217             138 KV                                 2.03%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MANNING SUBSTATION                          135217             345 KV                                11.77%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MANNING SUBSTATION                          135217             345/138 KV                            79.69%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135217 Total                                             93.49%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                MARQUETTE SUBSTATION                        145054             138 KV                                30.17%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MARSHALL 138KV (MSCPA)                      135222             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MCGULPIN SUBSTATION                         145055             138 KV                                31.79%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MILHAM SUBSTATION                           145092             138 KV                                40.93%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MIO HYDRO PLANT FPC 2448                    121029             138 KV                                78.26%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MOORE ROAD SUBSTATION                       145132             138 KV                                64.12%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                MORROW SUBSTATION                           145229             138 KV                                29.76%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                NORTH BELDING SUBSTATION                    145031             138 KV                                53.47%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                ONEIDA SUBSTATION                           135248             138 KV                                 1.68%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                ONEIDA SUBSTATION                           135248             345 KV                                24.24%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                ONEIDA SUBSTATION                           135248             345/138 KV                            73.24%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135248 Total                                             99.16%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                PALISADES SUB SHARED, NON-PROJ              135163             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                PERE MARQUETTE SUB                          135192             138 KV                                10.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                PERE MARQUETTE SUB                          135192             345 KV                                18.85%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                PERE MARQUETTE SUB                          135192             345/138 KV                            66.47%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135192 Total                                             95.83%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                PLASTER CREEK SUBSTATION                    135258             138 KV                                75.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                PROJECT 1 SUB                               135224             138 KV                                66.67%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                REDWOOD SUB                                 135180             138 KV                                69.60%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                RIGGSVILLE SUBSTATION                       145035             138 KV                                56.14%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SAGINAW RIVER SUBSTATION                    145146             138 KV                                60.76%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SPARE EQUIP AT TRAVERSE CITY                139002             Spare Transmission Equipment         100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SPARE EQUIPMENT AT ALMA                     139008             Spare Transmission Equipment         100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SPARE EQUIPMENT AT BAY CITY                 139007             Spare Transmission Equipment         100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SPARE EQUIPMENT AT CLAY ST                  139006             Spare Transmission Equipment         100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SPARE EQUIPMENT AT ELM STREET               139004             Spare Transmission Equipment         100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SPARE EQUIPT AT SPEC LOCATION               139001             Spare Transmission Equipment         100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                SPAULDING SUBSTATION                        145113             138 KV                                43.22%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                STERNBERG SUBSTATION                        135235             138 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                STRONACH SUBSTATION                         145085             138 KV                                41.62%
--------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                            CONSUMERS ENERGY COMPANY
         ELECTRIC TRANSMISSION PLANT IN SERVICE EXCLUDING LAND AND R/W
                            AS OF DECEMBER 31, 1999


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent
       Group                 Location Description              Location                   kV Rating                Transmission
--------------------------------------------------------------------------------------------------------------------------------
SUBS                TALLMADGE SUBSTATION                        135135             138 KV                                18.81%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                TALLMADGE SUBSTATION                        135135             345 KV                                27.77%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                TALLMADGE SUBSTATION                        135135             345/138 KV                            47.05%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135135 Total                                             93.63%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                TALMDGE SUB-SHRD,NON PROJECT                135162             345 KV                               100.00%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                THETFORD GENERATING STATION                 161007             138 KV                                10.68%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                THETFORD GENERATING STATION                 161007             345 KV                                40.88%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                THETFORD GENERATING STATION                 161007             345/138 KV                            24.00%
-------------------------------------------------------------------------------------------------------------------=============
                                                                161007 Total                                             75.56%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                TIPPY HYDRO PLANT FPC 2580                  121039             138 KV                                59.06%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                TITTABAWASSEE SUB                           135164             138 KV                                 6.93%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                TITTABAWASSEE SUB                           135164             345 KV                                29.51%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                TITTABAWASSEE SUB                           135164             345/138 KV                            62.12%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135164 Total                                             98.56%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                TOMPKINS SUB                                135176             138 KV                                 4.97%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                TOMPKINS SUB                                135176             345 KV                                24.28%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                TOMPKINS SUB                                135176             345/138 KV                            67.43%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135176 Total                                             96.67%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                TWINING SUBSTATION                          145042             138 KV                                42.28%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                VERGENNES SUB                               135196             138 KV                                 8.98%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                VERGENNES SUB                               135196             345 KV                                59.44%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                VERGENNES SUB                               135196             345/138 KV                            27.10%
-------------------------------------------------------------------------------------------------------------------=============
                                                                135196 Total                                             95.51%
-------------------------------------------------------------------------------------------------------------------=============

SUBS                VERONA SUBSTATION                           145043             138 KV                                46.40%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                WEADOCK JOHN C STEAM PLANT                  111008             138 KV                                23.10%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                WEALTHY STREET SUBSTATION                   145158             138 KV                                13.64%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                WHITE LAKE SUBSTATION                       145046             138 KV                                34.25%
--------------------------------------------------------------------------------------------------------------------------------

SUBS                WHITING JUSTIN R STEAM PLANT                111009             138 KV                                13.10%
--------------------------------------------------------------------------------------------------------------------------------
SUBS                WHITING JUSTIN R STEAM PLANT                111009             138/120 KV                             9.52%
-------------------------------------------------------------------------------------------------------------------=============
                                                                111009 Total                                             22.62%
--------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                            Consumers Energy Company
              CWIP for Electric Transmission + Year 2000 Closings
                              As of June 30, 2000



  Work Order        Location               WO Description
-------------------------------------------------------------------------
     0617            135133       ARGENTA - REPL 3 BKRS
     0759            131004       BLACKSTONE-BROUGHWELL 4F
     0766            131004       TOMPKINS JCT-BROUGHWELL 4C
     0796            135176       TOMPKINS - NEW EXIT & BKR
     0808            135177       BATTLE CREEK - SITE PREP
     0809            135177       BATTLE CREEK - INC CAPACITY
     0868            135177       DEARBORN INDUSTRIAL GENERATION
     0936            135227       CAMPBELL 138KV - REPL CCPD'S
     0937            135227       CAMPBELL 138 - REPL 3 BUS POTS
     0970            135283       VESTABURG - INST INTERC METER
     0972            135283       VESTABURG - TELEMETRY
     0975            131002       VESTABURG TO ALMA-EUREKA 2
     0987            131017       SAMARIA-WHITING 17G - RELO
     1007            131006       BARD RD-WARREN - INST 1 STAY
     1011            131005       GALLAGHER-TWINING 5J - POLES
     1018            131098       HOTCHKISS-WACKERLY 98G - POLES
     1032            131006       WARREN TO BULL-EDENVILLE 6E
     1242            131006       ALMA-SUMMERTON - NEW 138KV LIN
     1246            131005       E TAWAS-COTTAGE GROVE 5O
     1537            135284       KALAMAZOO RVR GENERATION SUB
     1541            135184       GOSS ELECTRIC SUB
     1578            135196       VERGENNES ELECTRIC SUB
     1588            135177       BATTLE CREEK ELECTRIC SUB
     1680            131008       ARGENTA-HAZELWOOD 8L - REPL
     1694            131313       ARGENTA-ROBINSON PARK 313B
     1699            131087       ARGENTA-SCOTT LAKE 87C - REPL
     1811            131002       DERBY TO ALMA-EUREKA 2
     2845            135246       GAINES - SITE PREP - TRF PURCH
     3312            131114       WEXFORD-KEYSTONE 114K - POLE
     3318            131084       PARR RD-WHITING 84A - 2-H-F'S
     3319            131122       RIVERTOWN/CAMP-BUCK CK 122AF
     3537            135133       ARGENTA - REPL PRI 2 RELAYS
     3560            135227       CAMPBELL - REPL OSCILLOGRAPH
     3597            135184       GOSS - REPL PER 1&2 RELAYS
     3608            135149       KENOWA - REPL PRI 1&2 RELAYS
     3612            135175       LIVINGSTON - REPL BKR FAILURE
     3620            135192       PERE MARQUETTE - REPL RELAYS
     3666            135135       TALLMADGE - REPL PRI 1&2 RELAY
     3675            135164       TITTABAWASSEE - REPL RELAYS
     3685            135176       TOMPKINS - REPL PRI 1&2 RELAYS
     3862            135135       TALLMADGE - REPL RTU
     4168            131077       BINGHAM-MARQUETTE 77D - POLES
     4227            131317       BELLE RIVER-BLACKFOOT 345KV
     4230            131002       CRDAR SPRINGS SPUR 2  138KV
     4269            135177       BATTLE CREEK - INST PULLOFF
     4270            131061       BATTLE CR-ISLAND RD - RELO
     4274            131087       VERONA-ARGENTA 87D - RELO



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

                                                                       EXHIBIT A

                            Consumers Energy Company
              CWIP for Electric Transmission + Year 2000 Closings
                              As of June 30, 2000


  Work Order        Location               WO Description
-------------------------------------------------------------------------
     4275            131074       VERONA-BATTLE CREEK 74E - RELO
     4465            135221       COLDWATER 138KV
     4628            131002       SPAULDING/RACE ST-4 MILE-NEW
     4695            135248       ONEIDA - INST 345KV CB'S/EXIT
     4705            131311       ONEIDA TO BATTLE CK-MAJ 311
     4756            131017       BEECHER-MOORE RD 17F - POLE
     4779            131100       COBB-WHITE LAKE 100A - POLE
     4782            131100       COBB-DUPONT 100E - REPL POLE
     4786            131103       ROCKPORT-PORT CALCITE 103C
     4804            131114       STOVER-KEYSTONE 114A - POLE
     4808            131114       STOVER-LIVINGSTON 114I - POLE
     4813            131114       LIVINGSTON-GAYLORD 114M - POLE
     4849            135177       BATTLE CREEK - REPL RELAYS
     4916            131060       DORT TO STR #1788 60H - TWR
     5014            135177       BATTLE CREEK - SITE PREP
     5100            131068       GAINES-BRADLEY - REPL 7 POLES
     5267            131077       BEALS RD-BROADMOOR 77Q - MO-OP
     6463            131085       ODEN-MCGULPIN 85 LOOP
     6650            139001       RCV & HOLD MAJ EQUIP FOR FUTUR
     6798            135155       RICKERT - REPL 3-PH REGULATOR
     6855            131084       PARR RD-WHITING 84A - POLES
     6883            135161       KENOWA - REPL RELAYS
     6887            135175       LIVINGSTON - REPL OSCILLOGRAPH
     6893            135187       LUDINGTON - REPL RELAYS
     6898            135162       TALLMADGE - REPL RELAYS
     7245            131060       WEADOCK-THETFORD 60E - 3 POLES
     7335            135192       PERE MARQUETTE - REPL CCPD
     7419            131117       THETFORD-HEMPHILL 117H - 1POLE
     7501            131006       BULLOCK-EDENVILLE 6B - RECOND
     7549            135246       GAINES SUB SATEL BASED PHONE
     7595            131085       MIO-HIGGINS 85A - 33 POLES
     7747            135175       LIVINGSTON PEAKER - TELEMETRY
     8002            139000       MARBLE LKE-EDON RD 138KV PUR
     8024            131008       MORROW-CORK STREET 8I
     8030            131008       MORROW-MORROW PEAKER 8
     8266            131100       WHITE LAKE-COBB 100
     8276            139001       TRANSM RCV/HOLD MAJ EQ -FUTURE
     8378            131122       CAMPBELL-BUCK CREEK 122F-RELO
     8414            139008       OPERATING SPARE EQUIPMENT
     8416            131122       RIVERTOWN/CAMP-BUCK CK 122AF
     8661            131994       ROOSEVELT-SOUTHERN PWR PLT
     8718            135286       ROOSEVELT - SITE PREP
     8719            135286       ROOSEVELT - NEW SWITCHING STA
     8734            131306       ROOSEVELT-SOUTHERN 306 - 345KV
     8894            131122       BLENDON-FOUR MILE 122I - REPL
     9200            135241       FILER CITY COGEN - BUSHINGS
     9262            131122       EAST PARIS-GAINES - RELO POLES
     9374            135286       ROOSEVELT - FDN, FENCE, GNDNG


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